UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22985

SMEAD FUNDS TRUST

(Exact name of registrant as specified in charter)

600 University Street, Suite 2412

Seattle, WA 98101

(Address of principal executive offices) (Zip code)

Cole W. Smead

Smead Capital Management, Inc.

600 University Street, Suite 2412

Seattle, WA 98101

Copy to:

Carol A. Gehl, Esq

Godfrey & Kahn, S.C.

780 North Water Street

Milwaukee, WI 53202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 807-4122

Date of fiscal year end: November 30

Date of reporting period: November 30, 2014

Item 1. Report to Shareholders.

Annual Report

November 30, 2014

Investment Adviser

Smead Capital Management, Inc.

600 University Street,

Suite 2412

Seattle, Washington 98101

Phone: 877-807-4122

www.smeadfunds.com

Dear Shareholders:

The Smead Value Fund had another rewarding fiscal year that ended in November 30, 2014. The Fund gained 16.45%1. Our returns were a function of a return to favor of companies which meet our 8 criteria for stock selection that rebounded from deeply out of favor prices at the time of their purchases. Amgen, AbbVie, Disney, and Medtronic were among some of our most stellar stock movers. Healthcare was the sector which contributed the most to our performance, as all the fears associated with Obamacare faded. After all the fuss, Americans continue to spend prolifically to improve or maintain their health and lengthen their life.

Stocks which underperformed for us included Cabela’s, Aflac, and Starbucks. We are glad to see some of our favorites cheapen in price. This helped limit our trading activity. One of the chief concerns among investors today is the drag that the world economy is presenting to U.S. stocks and the negative impact that slower foreign sales and weaker foreign currencies place on U.S. multi-national company profits.

Unequivocal Consensus

The very nature of value investing requires a contrarian attitude and experience in situations which provide extremes of pessimism and optimism. Besides looking for companies which meet our 8 criteria for stock selection, we remain vigilant to understanding sectors and industries which carry an unequivocal consensus and adjust our portfolio appropriately.

For buying opportunities, we like to sift through companies or arenas that are left for dead. We like industries and sectors where the well-informed consensus is gloomy as far as the eye can see. We like to say that the word “damn” is frequently applied to the out of favor common stock or sector. We love to hear some expert say that the company or industry is never going to be any good anymore.

In the fall of 1990, Bill went to New York and sat through presentations from just about every department in sales at Smith Barney. Unknowingly, every presenter closed their presentation by saying the same thing: everything they said would be invalidated if a major money center bank went bankrupt. The fear of potential collapse for the U.S.’s largest financial institutions was unwieldy.

As a contrarian, this meant that prices for the finest banks in the U.S. were at fire sale prices and were a good place to hunt for long-duration common stock ideas.

The reverse is when an industry is booming and investors are rabid for the common stocks which benefit the most from the boom. Technology stocks in 1999 and Oil stocks in 2008 would be good examples. When investors are unequivocally confident in the long-term future of an industry, sector or company, we must reduce our holdings and possibly flee the area. We like to say, “If there’s going to be a hurricane in Miami, we don’t want to be in Palm Beach! Charlie Munger says, “Competition is the enemy of Competence!” Economic booms invite too many participants and we have no interest in being rendered incompetent.

[1]	Investor Share Class

Therefore, we are avoiding glamour technology stocks currently, because the unequivocal consensus for those companies is consistently higher than a good risk-reward relationship would require. We continue to avoid energy and look forward to them receiving damnable titles among the consensus of investors. Then we will do our homework to see who might fit our eight criteria. The globally-synchronized trade China/Commodities/Emerging Markets is being unwound quickly and should present opportunities in the future.

We still like the major pharmaceutical companies, banks and insurance companies, and the underestimated consumer discretionary sector. Millennials (Americans 19-38 years old) are the largest population group and represent huge “pent-up demand” for houses, cars and everything which goes with them.

Thank you for being investors along side us in this long-duration journey.

Warmest Regards,

William Smead	Tony Scherrer, CFA	Cole Smead, CFA
Lead Portfolio Manager	Co-Portfolio Manager	Co-Portfolio Manager

SMEAD VALUE FUND

Expense Example

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including management fees, distribution (12b-1) fees, shareholder servicing fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The following table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the column entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the actual and hypothetical expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. The hypothetical expense information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

SMEAD VALUE FUND

Expense Example (Continued)

(Unaudited)

	Beginning Account Value 6/1/14	Actual Ending Account Value 11/30/14	Hypothetical Ending Account Value	Actual Expenses Paid During Period(1)	Hypothetical Expenses Paid During Period(1)	Net Expense Ratio During Period(2)
Investor Class	$1,000.00	$1,100.70	$1,018.65	$6.74	$6.48	1.28%
Class A	1,000.00	1,099.60	1,017.85	7.58	7.28	1.44
Class I1	1,000.00	1,102.30	1,020.16	5.16	4.96	0.98
Class R1	1,000.00	1,008.60	1,000.56	0.26	0.26	1.57
Class R2	1,000.00	1,008.60	1,000.59	0.24	0.24	1.44
Class Y	1,000.00	1,008.60	1,000.69	0.14	0.13	0.82

(1)	Investor Class, Class A and Class I1 expenses are calculated using each Class’ annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 183/365 (to reflect the most recent one-half year period). Class R1, Class R2 and Class Y expenses are calculated using the same method, but multiplied by 6/365 (to reflect the actual days in the period).
(2)	Annualized.

SMEAD VALUE FUND

Investment Highlights

(Unaudited)

The Fund will seek long-term capital appreciation through concentrated positions. Therefore, the Fund will maintain approximately 25-30 companies in its portfolio. The Fund will invest in U.S. large capitalization companies through ownership of common stock.

Sector Breakdown

(% of Investments as of November 30, 2014)

Continued

SMEAD VALUE FUND

Investment Highlights (Continued)

(Unaudited)

Average Annual Total Returns as of November 30, 2014

	Inception Date	1 Year	5 Years	Since Inception
Smead Value Fund – Investor Class	1/2/2008	16.45%	19.13%	8.55%
Smead Value Fund – Class A	1/24/2014	N/A	N/A	18.21%
Smead Value Fund – Class I1	12/18/2009	16.75%	N/A	19.23%
Smead Value Fund – Class R1	11/21/2014	N/A	N/A	0.86%
Smead Value Fund – Class R2	11/21/2014	N/A	N/A	0.86%
Smead Value Fund – Class Y	11/21/2014	N/A	N/A	0.86%
S&P 500® Index (Total Return)		16.85%	15.95%	7.40%
Russell 1000® Value Index (Total Return)		15.62%	15.69%	6.44%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 877-807-4122.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The following graph illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date. The graph does not reflect any future performance.

The S&P 500® Index includes 500 common stocks, most of which are listed on the New York Stock Exchange. The S&P 500® Index is a market capitalization-weighted index representing approximately two-thirds of the total market value of all domestic common stocks.

The Russell 1000® Value Index measures the performance of those Russell 1000® Value Index companies with lower price-to-book ratios and lower forecasted growth values.

One cannot invest directly in an index.

Continued

SMEAD VALUE FUND

Investment Highlights (Continued)

(Unaudited)

Continued

SMEAD VALUE FUND

Schedule of Investments

November 30, 2014

	Shares	Value
COMMON STOCKS 94.48%

Banks 13.09%
Bank of America Corp.	2,587,347	$ 44,088,393
JPMorgan Chase & Co.	617,479	37,147,537
Wells Fargo & Co.	761,978	41,512,561

		122,748,491

Consumer Durables & Apparel 3.24%
NVR, Inc. (a)	24,170	30,422,054

Consumer Services 5.76%
H&R Block, Inc.	840,597	28,277,683
McDonald’s Corp.	141,347	13,683,803
Starbucks Corp.	148,923	12,094,037

		54,055,523

Diversified Financials 10.57%
Berkshire Hathaway, Inc. – Class B (a)	301,018	44,758,366
Franklin Resources, Inc.	581,986	33,091,724
Navient Corp.	695,804	14,584,052
SLM Corp.	695,804	6,735,383

		99,169,525

Food & Staples Retailing 3.56%
Walgreen Co.	486,981	33,411,766

Health Care Equipment & Services 4.12%
Abbott Laboratories	316,556	14,089,908
Medtronic, Inc.	331,874	24,515,532

		38,605,440

Insurance 6.48%
Aflac, Inc.	679,593	40,592,090
Chubb Corp.	195,792	20,176,366

		60,768,456

Media 12.85%
Comcast Corp. – Class A	476,594	27,075,305
Gannett Co., Inc.	1,880,758	61,218,673
Walt Disney Co.	348,681	32,256,479

		120,550,457

The accompanying notes are an integral part of these financial statements.

SMEAD VALUE FUND

Schedule of Investments (Continued)

November 30, 2014

	Shares	Value

Pharmaceuticals, Biotechnology & Life Sciences 15.14%
AbbVie, Inc.	244,258	$ 16,902,654
Amgen, Inc.	278,058	45,965,768
Johnson & Johnson	163,332	17,680,689
Merck & Co., Inc.	584,387	35,296,975
Pfizer, Inc.	840,610	26,185,001

		142,031,087

Retailing 10.99%
Cabela’s, Inc. – Class A (a)	695,285	37,712,259
Home Depot, Inc.	291,501	28,975,199
Nordstrom, Inc.	476,074	36,353,011

		103,040,469

Software & Services 8.68%
Accenture PLC – Class A (b)	296,890	25,630,514
eBay, Inc. (a)	1,015,621	55,737,280

		81,367,794

TOTAL COMMON STOCKS (Cost $721,732,267)		886,171,062

	Principal Amount (000)

TIME DEPOSIT 5.36%

Cash Equivalent 5.36%
State Street Time Deposit 0.01%, 12/01/2014	$50,274	50,274,092

TOTAL TIME DEPOSITS (Cost $50,274,092)		50,274,092

TOTAL INVESTMENTS (Cost $772,006,359) 99.84%		936,445,154
Other Assets in Excess of Liabilities 0.16%		1,504,835

TOTAL NET ASSETS 100.00%		$937,949,989

(a)	Non-income producing security.
(b)	Foreign issued security.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by Smead Capital Management, Inc.

The accompanying notes are an integral part of these financial statements.

SMEAD VALUE FUND

Statement of Assets and Liabilities

November 30, 2014

Assets
Investments, at value (cost $772,006,359)	$936,445,154
Receivable for Fund shares sold	5,659,445
Dividends and interest receivable	1,450,585
Due from Adviser	12,412

Total Assets	943,567,596

Liabilities
Payable for Fund shares redeemed	4,863,541
Payable to Advisor	341,914
Payable for investments purchased	297,724
Payable for distribution fees	47,737
Payable for shareholder servicing fees	44,643
Accrued expenses and other liabilities	22,048

Total Liabilities	5,617,607

Net Assets	$937,949,989

Net Assets Consist Of:
Paid-in capital	$732,145,732
Accumulated undistributed net investment income	3,811,305
Accumulated undistributed net realized gain from investments	37,554,157
Net unrealized appreciation on investments	164,438,795

Net Assets	$937,949,989

Investor Class Shares
Net assets	366,067,321
Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	8,932,579
Net asset value, offering price and redemption price per share	$40.98

Class A Shares
Net assets	27,377,714
Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	668,519
Net asset value, redemption price per share(1)	$40.95

Maximum offering price per share ($40.95/0.9425)(2)	$43.45

Class I1 Shares
Net assets	544,489,837
Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	13,258,658
Net asset value, offering price and redemption price per share	$41.07

The accompanying notes are an integral part of these financial statements.

SMEAD VALUE FUND

Statement of Assets and Liabilities (Continued)

November 30, 2014

Class R1 Shares
Net assets	5,039
Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	123.06
Net asset value, offering price and redemption price per share	$40.95

Class R2 Shares
Net assets	5,039
Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	123.06
Net asset value, offering price and redemption price per share	$40.95

Class Y Shares
Net assets	5,039
Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	122.73
Net asset value, offering price and redemption price per share	$41.06

(1)	A contingent deferred sales charge (“CDSC”) of 1.00% may be charged on shares redeemed within eighteen months of purchase. Redemption price per share is equal to net asset value less any redemption or CDSC fees.
(2)	Reflects a maximum sales charge of 5.75%.

The accompanying notes are an integral part of these financial statements.

SMEAD VALUE FUND

Statement of Operations

For the Year Ended November 30, 2014

Investment Income
Dividend income	$12,770,559
Interest income	9,313

Total Investment Income	12,779,872

Expenses
Management fees	5,572,972
Distribution fees – Investor Class	791,818
Distribution fees – Class A	19,236
Shareholder servicing fees – Investor Class	11,964
Shareholder servicing fees – Class A	18,883
Shareholder servicing fees – Class I1	15,518
Administration fees	719,226
Transfer agent fees and expenses	602,236
Fund accounting fees	198,837
Federal and state registration fees	137,922
Custody fees	81,686
Reports to shareholders	58,360
Legal fees	31,707
Audit and tax fees	17,773
Chief Compliance Officer fees	10,396
Trustees’ fees	6,889
Interest expense	233
Other expenses	17,860

Total Expenses	8,313,516
Expense Waiver by Adviser (Note 3)	(12,412)

Net Expenses	8,301,104

Net Investment Income	4,478,768

Realized and Unrealized Gain on Investments
Net realized gain from investments	37,646,248
Change in net unrealized appreciation on investments	75,090,520

Net Realized and Unrealized Gain on Investments	112,736,768

Net Increase in Net Assets from Operations	$117,215,536

The accompanying notes are an integral part of these financial statements.

SMEAD VALUE FUND

Statements of Changes in Net Assets

	Year Ended November 30, 2014	Year Ended November 30, 2013
From Operations
Net investment income	$4,478,768	$1,951,167
Net realized gain from investments	37,646,248	16,205,814
Change in net unrealized appreciation on investments	75,090,520	64,446,825

Net increase in net assets from operations	117,215,536	82,603,806

From Distributions
Net investment income – Investor Class	(791,967)	(313,026)
Net investment income – Class I1	(1,573,913)	(486,106)
Net realized gain on investments – Investor class	(7,083,918)	(575,762)
Net realized gain on investments – Class I1	(9,116,270)	(726,660)

Net decrease in net assets resulting from distributions paid	(18,566,068)	(2,101,554)

From Capital Share Transactions
Proceeds from shares sold	515,491,504	498,257,245
Issued in reinvestment of dividends and distributions	11,380,090	1,587,162
Payments for shares redeemed	(254,639,601)	(132,420,705)

Net increase in net assets from capital share transactions	272,231,993	367,423,702

Total Increase in Net Assets	370,881,461	447,925,954

Net Assets
Beginning of year	567,068,528	119,142,574

End of year	$937,949,989	$567,068,528

Accumulated Undistributed Net Investment Income	$3,811,305	$1,698,417

The accompanying notes are an integral part of these financial statements.

SMEAD VALUE FUND

Financial Highlights

November 30, 2014

		Income from investment operations				Less distributions paid
	Net Asset Value, Beginning of Period	Net investment income		Net realized and unrealized gain (loss) on investments	Total from investment operations	Distributions from net investment income	Distributions from net realized gain on investments	Total distributions paid
Investor Class
Year Ended November 30, 2014	$36.35	$0.18	(4)	$5.62	$5.80	$(0.12)	$(1.05)	$(1.17)
Year Ended November 30, 2013	27.61	0.13		9.04	9.17	(0.15)	(0.28)	(0.43)
Year Ended November 30, 2012	20.83	0.06		6.84	6.90	(0.12)	—	(0.12)
Year Ended November 30, 2011	19.82	0.09		0.94	1.03	(0.02)	—	(0.02)
Year Ended November 30, 2010	18.13	0.14		1.65	1.79	(0.10)	—	(0.10)

Class A
Period Ended November 30, 2014(5)	35.45	0.07	(4)	5.43	5.50	—	—	—

Class I1
Year Ended November 30, 2014	36.40	0.27	(4)	5.63	5.90	(0.18)	(1.05)	(1.23)
Year Ended November 30, 2013	27.61	0.18		9.08	9.26	(0.19)	(0.28)	(0.47)
Year Ended November 30, 2012	20.84	0.21		6.74	6.95	(0.18)	—	(0.18)
Year Ended November 30, 2011	19.85	0.14		0.94	1.08	(0.09)	—	(0.09)
Period Ended November 30, 2010(6)	18.42	0.16		1.38	1.54	(0.11)	—	(0.11)

Class R1
Period Ended November 30, 2014(7)	40.63	0.00	(4)(8)	0.32	0.32	—	—	—

Class R2
Period Ended November 30, 2014(7)	40.63	0.00	(4)(8)	0.32	0.32	—	—	—

Class Y
Period Ended November 30, 2014(7)	40.74	0.01	(4)	0.31	0.32	—	—	—

(1)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(2)	Not annualized for periods of less than one year.
(3)	Annualized for periods of less than one year.
(4)	Based on average shares outstanding.
(5)	Class A shares commenced operations on January 27, 2014.
(6)	Class I1 shares (formerly, Institutional Class shares) commenced operations on December 18, 2009.
(7)	Class R1 shares, Class R2 shares and Class Y shares commenced operations on November 25, 2014.
(8)	Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

			Ratio of expenses to average net assets		Ratio of net investment income (loss) to average net assets
Net Asset Value, End of Period	Total Return(1)(2)	Net assets at end of period (000’s)	Before waivers and recoupment of expenses(3)	After waivers and recoupment of expenses(3)	Before waivers and recoupment of expenses(3)	After waivers and recoupment of expenses(3)	Portfolio turnover rate(2)

$40.98	16.45%	$366,067	1.26%	1.25%	0.46%	0.47%	12.70%
36.35	33.74%	253,512	1.28%	1.35%	0.54%	0.47%	11.32%
27.61	33.27%	51,955	1.49%	1.40%	0.67%	0.76%	10.95%
20.83	5.19%	15,644	1.60%	1.40%	0.25%	0.45%	15.98%
19.82	9.88%	13,855	1.66%	1.40%	0.29%	0.55%	13.73%

40.95	15.51%	27,378	1.45%	1.44%	0.20%	0.21%	12.70%

41.07	16.75%	544,490	1.01%	1.00%	0.71%	0.72%	12.70%
36.40	34.10%	313,557	1.03%	1.10%	0.79%	0.72%	11.32%
27.61	33.57%	67,188	1.20%	1.15%	0.93%	0.98%	10.95%
20.84	5.46%	34,163	1.31%	1.15%	0.54%	0.70%	15.98%
19.85	8.38%	32,400	1.42%	1.15%	0.40%	0.67%	13.73%

40.95	0.79%	5	1.57%	1.57%	0.23%	0.23%	12.70%

40.95	0.79%	5	1.62%	1.44%	0.18%	0.36%	12.70%

41.06	0.79%	5	0.85%	0.82%	0.95%	0.98%	12.70%

SMEAD VALUE FUND

Notes to Financial Statements

November 30, 2014

(1)	Organization

The Smead Value Fund (the “Fund”) is a non-diversified series of Smead Funds Trust, a Delaware statutory trust (the “Trust”) organized on July 17, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Pursuant to a reorganization that took place on November 21, 2014 (the “Reorganization”), the Fund is the successor to the Smead Value Fund, a series of the Trust for Professional Managers (the “Predecessor Fund”). The Predecessor Fund and the Fund have the same investment objectives (long-term capital appreciation) and strategies and substantially the same investment policies. The Trust may issue an unlimited number of interests (or shares) of beneficial interest each with a par value of $0.001. The Fund currently offers six classes of shares: Investor Class, Class A, Class I1 (formerly, Institutional Class), Class R1, Class R2 and Class Y shares. Class C, Class I2, Class R3 and Class R4 shares are not yet in operation. Prior to November 21, 2014, the Predecessor Fund offered three classes of shares: Investor Class, Class A and Institutional Class. The Fund assumed the performance and accounting history of the Predecessor Fund as a result of the Reorganization. The Reorganization was treated as a tax-free reorganization for federal income tax purposes and, accordingly, the basis of the assets of the new Fund reflected the historical basis of the assets of the Predecessor Fund as of the date of the Reorganization. The Reorganization is also considered tax-free based on generally accepted accounting principles in the United States of America (“GAAP”). Each class of shares of the Fund has identical rights and privileges except with respect to the distribution fees, and voting rights on matters affecting a single class of shares. The classes differ principally in their respective distribution expenses. Costs incurred by the Fund in connection with the organization, registration and the initial public offering of shares were paid by Smead Capital Management, Inc. (the “Adviser”).

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with GAAP.

(a)	Investment Valuation

Each security owned by the Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued. When the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the stock is traded.

Fund securities listed on The NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sale price. If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the bid and asked prices on such day.

SMEAD VALUE FUND

Notes to Financial Statements (Continued)

November 30, 2014

Debt securities other than short-term instruments are valued at the mean between the closing bid and asked prices provided by a pricing service (“Pricing Service”). If the closing bid and asked prices are not readily available, the Pricing Service may provide a price determined by a matrix pricing method or other analytical pricing models. Short-term debt securities, such as commercial paper, bankers acceptances and U.S. Treasury Bills, having a maturity of less than 60 days are valued at amortized cost. If a short-term debt security has a maturity of greater than 60 days, it is valued at market price.

Redeemable securities issued by open-end, registered investment companies, including money market funds, are valued at the net asset value (“NAV”) of such companies for purchase and/or redemption orders placed on that day.

When market quotations are not readily available, any security or other asset is valued at its fair value as determined under procedures approved by the Trust’s Board of Trustees (the “Board of Trustees”). These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual fair value. The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced.

The Fund’s Valuation Procedures include fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs used to develop the measurements of fair value. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted	quoted prices in active markets for identical securities.
Level 2—other	significant observable inputs (including unadjusted quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—significant	unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the valuations of the Fund’s investments by each fair value hierarchy level as of November 30, 2014:

	Level 1	Level 2	Level 3	Total
Equity
Common Stocks(1)	$886,171,062	$—	$—	$886,171,062

Total Equity	886,171,062	—	—	886,171,062
Short-Term Investments	—	50,274,092	—	50,274,092

Total Investments in Securities	$886,171,062	$50,274,092	$—	$936,445,154

(1)	See the Schedule of Investments for industry classification.

SMEAD VALUE FUND

Notes to Financial Statements (Continued)

November 30, 2014

No Level 3 securities were held in the Fund at November 30, 2014. For the year ended November 30, 2014, there were no transfers between levels for the Fund. It is the Fund’s policy to record transfers between levels as of the end of the reporting period. The Fund did not hold financial derivative instruments during the reporting period.

(b)	Share Valuation

The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange is closed for trading.

(c)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(d)	Allocation of Income, Expenses and Gains/Losses

Income, expenses (other than those deemed attributable to a specific share class – distribution and shareholder servicing fees), and gains and losses of the Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets.

(e)	Federal Income Taxes

The Fund complies with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and makes the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

As of and during the year ended November 30, 2014, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the year ended November 30, 2014, the Fund did not incur any interest or penalties. The statute of limitations on the Fund’s tax returns remains open for the years ended November 30, 2011 through November 30, 2014.

As of November 30, 2014, the components of accumulated earnings on a tax basis were as follows:

Cost basis of investments for federal income tax purposes	$772,046,242

Gross tax unrealized appreciation	171,112,076
Gross tax unrealized depreciation	(6,713,164)

Net tax unrealized appreciation	$164,398,912

SMEAD VALUE FUND

Notes to Financial Statements (Continued)

November 30, 2014

Undistributed ordinary income	$11,773,385
Undistributed long-term capital gain	29,631,960

Total distributable earnings	$41,405,345

Other accumulated losses	—

Total accumulated gains	$205,804,257

The tax basis of investments for tax and financial reporting purposes differs principally due to the deferral of losses on wash sales.

(f)	Distributions to Shareholders

The Fund will distribute any net investment income and any net realized long or short- term capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements. Income and capital gains distributions may differ from GAAP, primarily due to timing differences in the recognition of income, gains and losses by the Fund. GAAP requires that certain components of net assets relating to permanent differences be reclassified between the components of net assets. These reclassifications have no effect on net assets or net asset value per share. For the year ended November 30, 2014, the Fund had the following reclassifications among the components of net assets:

Accumulated Undistributed Net Investment Income	Accumulated Undistributed Net Realized Gain/Loss	Paid-in Capital
$—	$20,668	($20,668)

The tax character of distributions paid during the years ended November 30, 2014 and November 30, 2013 was as follows:

	November 30, 2014	November 30, 2013
Ordinary Income	$6,269,087	$799,132
Long-Term Capital Gain	$12,296,981	$1,302,422

On December 16, 2014, the Fund declared and paid distributions from ordinary income, long-term and short-term capital gains to shareholders of record as of December 15, 2014, as follows:

	Distributions Paid from		Total Distributions Paid
Class	Ordinary Income	Realized Gain/Loss
Investor Class	$1,450,414	$14,609,477	$16,059,891
Class A	155,830	1,168,196	1,324,026
Class I1	3,481,918	21,783,612	25,265,530
Class R1	31	201	232
Class R2	32	201	233
Class Y	5,557	32,353	37,910

SMEAD VALUE FUND

Notes to Financial Statements (Continued)

November 30, 2014

(g)	Other

Investment transactions are recorded on the trade date. The Fund determines the gain or loss from investment transactions based on the first in, first out method. Dividend income, less foreign withholding tax, is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

(3)	Investment Adviser

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Adviser to furnish investment advisory services to the Fund. Under the terms of the Agreement, the Fund compensates the Adviser for its investment management services at the annual rate of 0.75% of the Fund’s average daily net assets.

Effective November 21, 2014, the Adviser has contractually agreed to waive its management fee and/or reimburse the Fund’s other expenses at least through March 31, 2016 to the extent necessary to ensure that the Fund’s operating expenses do not exceed 1.26%, 1.26%, 0.99%, 1.59%, 1.44% and 0.84% (the “Expense Limitation Cap”) of the Fund’s average daily net assets for the Investor Class, Class A, Class I1, Class R1, Class R2 and Class Y shares, respectively. Prior to November 21, 2014, the Adviser had contractually agreed to waive its management fee and/or reimburse the Predecessor Fund’s other expenses at least through March 30, 2015 to the extent necessary to ensure that the Predecessor Fund’s operating expenses did not exceed 1.40%, 1.65% and 1.15% of the Predecessor Fund’s average daily net assets for the Investor Class, Class A and the former Institutional Class, respectively. Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the Expense Limitation Cap in place at the time of waiver; provided, however, that the Adviser shall only be entitled to recoup such amounts over the following three fiscal years. For the year ended November 30, 2014, the Adviser waived expenses of $12,412. There are no remaining waived expenses that are subject to recovery.

(4)	Distribution Plan and Shareholder Servicing Plan

The Fund has adopted a plan pursuant to Rule 12b-1 (the “12b-1 Plan”), which authorizes it to pay ALPS Distributors, Inc. (the “Distributor”) a distribution fee of 0.25% of the Fund’s average daily net assets of Investor Class and Class A shares and 0.50% of the Fund’s average daily net assets of Class R1 and Class R2 shares for services to prospective Fund shareholders and distribution of Fund shares. During the year ended November 30, 2014, the Fund accrued expenses of $811,054 pursuant to the 12b-1 Plan, of which $792,356 was paid to Quasar Distributors, LLC and $18,698 was paid to ALPS Distributors, Inc. As of November 30, 2014, the Fund owed the Distributor fees of $47,737. Prior to November 21, 2014, the Predecessor Fund’s authorized distributor was Quasar Distributors, LLC, which was paid a distribution fee of 0.25% of the Predecessor Fund’s average daily net assets of Investor Class shares.

The Shareholder Servicing Plan also authorizes payment of a shareholder servicing fee to the Distributor up to 0.25% of the average daily net assets attributable to the

SMEAD VALUE FUND

Notes to Financial Statements (Continued)

November 30, 2014

respective class. For those share classes that currently charge less than the maximum shareholder servicing fee, the Fund may increase such fee, but not beyond the maximum of 0.25%, only after providing affected shareholders with 30 day’s prior written notice. The following table details the Shareholder Servicing Plan fees paid for the year ended November 30, 2014.

Investor Class	$11,964
Class A	18,883
Class I1	15,518
Class R1	0	*
Class R2	0	*

*	Amount is less than $0.50.

(5)	Related Party Transactions

Prior to November 21, 2014, U.S. Bancorp Fund Services, LLC (“USBFS”) acted as the Predecessor Fund’s Administrator under an Administration Agreement. The Administrator prepared various federal and state regulatory filings, reports and returns for the Predecessor Fund; prepared reports and materials to be supplied to the Predecessor Fund’s Trustees; monitored the activities of the Predecessor Fund’s custodian, transfer agent and accountants; coordinated the preparation and payment of the Predecessor Fund’s expenses; and reviewed the Predecessor Fund’s expense accruals. USBFS also served as the fund accountant and transfer agent to the Predecessor Fund. U.S. Bank, N.A. (“U.S. Bank”), an affiliate of USBFS, served as the Predecessor Fund’s custodian. The following table details the fees earned for each of the foregoing services during the year ended November 30, 2014.

	Fees Earned During Fiscal Year
Administration	$715,662
Accounting	195,718
Custody	80,823
Transfer agent	214,916	(1)

(1)	This amount does not include sub transfer agency fees, however, the amount shown on the Statement of Operations does include those fees.

Prior to November 21, 2014, Quasar Distributors, LLC acted as the Predecessor Fund’s principal underwriter in a continuous public offering of the Predecessor Fund’s shares. Quasar Distributors, LLC is an affiliate of USBFS and U.S. Bank.

Prior to November 21, 2014, certain officers of the Predecessor Fund were also employees of USBFS. A Trustee of the Predecessor Fund is affiliated with USBFS and U.S. Bank. This same Trustee is an interested person of Quasar Distributors, LLC.

Prior to November 21, 2014, the Predecessor Fund’s Chief Compliance Officer was also an employee of USBFS. For the year ended November 30, 2014, the Fund was allocated $9,821 of the Trust’s Chief Compliance Officer fee.

SMEAD VALUE FUND

Notes to Financial Statements (Continued)

November 30, 2014

(6)	Accounting, Custody, Administration and Transfer Agent Fees

As of November 21, 2014, State Street Bank & Trust Company (“State Street”) serves as the Fund’s accounting agent, custodian of the Fund’s investments and administrator of the Fund. For its services, the Fund pays State Street a fee that is calculated daily and paid monthly at an annual rate based on the aggregate average daily net assets of the Fund, along with transactional and out-of-pocket fees.

As of November 21, 2014, Boston Financial Data Services, Inc. (“BFDS”) is the Fund’s transfer and dividend disbursing agent. BFDS receives a monthly fee and is reimbursed for certain out-of-pocket expenses.

(7)	Capital Share Transactions

Transactions in shares of the Fund were as follows:

	Year Ended November 30, 2014		Year Ended November 30, 2013
	Shares	Amount	Shares	Amount
Shares sold
Investor Class	6,094,155	$227,566,140	7,805,582	$255,449,864
Class A*	769,690	29,513,438	—	—
Class I1	6,862,280	258,396,926	7,348,040	242,807,381
Class R1**	123	5,000	—	—
Class R2**	123	5,000	—	—
Class Y**	123	5,000	—	—

Reinvestment of dividends and distributions
Investor Class	218,738	7,738,935	26,284	722,276
Class I1	102,945	3,641,155	31,508	864,886

Shares redeemed
Investor Class	(4,353,783)	(163,107,200)	(2,740,077)	(92,251,260)
Class A*	(101,171)	(3,836,885)	—	—
Class I1	(2,320,081)	(87,695,516)	(1,199,129)	(40,169,445)

Total increase in net assets from capital share transactions	7,273,142	$272,231,993	11,272,208	$367,423,702

*	Class A shares commenced operations on January 27, 2014.

**	Class R1 shares, Class R2 shares and Class Y shares commenced operations on November 25, 2014.

SMEAD VALUE FUND

Notes to Financial Statements (Continued)

November 30, 2014

(8)	Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments, for the Fund for the year ended November 30, 2014, were $314,580,931 and $91,297,266, respectively. There were no purchases or sales of U.S. government securities for the Fund.

(9)	Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. At November 30, 2014, Charles Schwab & Co., Inc., for the benefit of its customers, held 39.46% of the outstanding shares of the Investor Class. At November 30, 2014, Merrill Lynch Pierce Fenner & Smith for the benefit of its customers, held 78.85% and 69.36% of the outstanding shares of the Class A and Class I1, respectively. At November 30, 2014, National Financial Services LLC, for the benefit of its customers, held 29.82% of the outstanding shares of the Investor Class. At November 30, 2014, management of the Adviser held 100% of the outstanding shares of Class R1, Class R2 and Class Y.

(10)	Line of Credit

The Fund had a line of credit in the amount of $50,000,000, which matured on August 15, 2014. The unsecured line of credit was intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. Interest was accrued at the prime rate (3.25% at August 15, 2014). The credit facility was with the Predecessor Fund’s custodian, U.S. Bank. The following table provides information regarding usage of the line of credit through the maturity date of August 15, 2014 for the Fund.

	Days Utilized	Average Amount of Borrowing	Interest Expense*	Maximum Amount of Borrowing	Date of Maximum Borrowing
Smead Value Fund....	3	$872,333	$233	$1,164,000	12/09/2013

*	Interest expense is reported on the Statement of Operations.

(11)	Results of Shareholder Meeting (Unaudited)

A Special Meeting of Shareholders of the Predecessor Fund was held on Friday, November 7, 2014 at the offices of U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin, pursuant to notice given to all shareholders of record of the Fund at the close of business on August 21, 2014. At the Special Meeting of Shareholders, shareholders were asked to approve the following:

Proposal 1 – To approve a change of classification of the Predecessor Fund from a “diversified” fund to a “non-diversified” fund, as such terms are defined under the Investment Company Act of 1940, as amended; and

Proposal 2 – To approve the proposed Agreement and Plan of Reorganization providing for (a) the acquisition of all of the assets of the Predecessor Fund (the “Acquired Fund”) by the Smead Value Fund (the “Acquiring Fund”) in exchange for

SMEAD VALUE FUND

Notes to Financial Statements (Continued)

November 30, 2014

shares of the Acquiring Fund and the assumption by the Acquiring Fund of all liabilities of the Acquired Fund and (b) the subsequent liquidation, termination, and dissolution of the Acquired Fund.

The tabulation of the shareholder votes rendered the following results:

	Votes For	Votes Against*	Abstained
Proposal 1	9,896,791	1,131,561	330,012
Proposal 2	9,914,673	1,101,320	342,371

*	The number of broker non-votes is included in the number of votes against each proposal.

(12)	Subsequent Event

Management has evaluated the possibility of subsequent events and determined that there are no material events that would require adjustment to or disclosure in the Fund’s financial statements.

SMEAD VALUE FUND

Report of Independent Registered Public Accounting Firm

To the Shareholders of Smead Value Fund and

Board of Trustees of Smead Funds Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smead Funds Trust comprising Smead Value Fund (the “Fund”) as of November 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of November 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio

January 28, 2015

SMEAD VALUE FUND

Basis for Trustees’ Approval of Investment Advisory Agreement

(Unaudited)

The Board of Trustees (the “Trustees”) of Smead Funds Trust (the “Trust”) met on September 3, 2014 to consider the approval of the Investment Advisory Agreement (the “Agreement”) between the Trust, on behalf of the Smead Value Fund (the “Fund”), a series of the Trust, and Smead Capital Management, Inc., the Fund’s investment adviser (the “Adviser”). Prior to this meeting, the Trustees requested and received materials to assist them in considering the approval of the Agreement. The materials provided contained information with respect to the factors enumerated below, including a copy of the Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the approval of the Agreement, detailed comparative information relating to the performance of a fund that was managed by the Adviser and was substantially identical to the Fund (the “TPM Fund”), as well as the management fees and other expenses of the Fund, due diligence materials relating to the Adviser (including the Adviser’s response to the Independent Trustees request for information, the Adviser’s Form ADV, select financial statements of the Adviser, bibliographic information of the Adviser’s key management and compliance personnel, comparative fee information for the Fund and the Adviser’s other separately-managed accounts and a summary detailing key provisions of the Adviser’s written compliance program, including its code of ethics) and other pertinent information. Based on their evaluation of the information provided by the Adviser, in conjunction with the Fund’s other service providers, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)), approved the Agreement for an initial two-year term ending November 1, 2016.

DISCUSSION OF FACTORS CONSIDERED

In considering the approval of the Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1.	NATURE, EXTENT AND QUALITY OF SERVICES

The Trustees reviewed and considered the nature, extent and quality of the proposed services to be provided by the Adviser and expect that they will be of high-quality and in the best interests of the Fund. The Trustees noted the Adviser’s prior history, experience and reputation are exceptional. The Trustees considered the experience and qualifications of the personnel at the Adviser who would be responsible for providing services to the Fund and the compensation structure of the Adviser. The Trustees also considered the resources, policies, and procedures and infrastructure of the Adviser devoted to ensuring compliance with applicable laws and regulations, as well as the Adviser’s commitment to those programs. The Trustees considered the information received regarding the Adviser’s compliance programs. The Trustees noted that there are currently no known pending regulatory inquiries by the Securities and Exchange Commission or other regulatory agencies involving the Adviser. The Trustees concluded that the Adviser was experienced in managing an investment product similar to the Fund, that its key personnel have sufficient expertise necessary

SMEAD VALUE FUND

Basis for Trustees’ Approval of Investment Advisory Agreement (Continued)

(Unaudited)

to serve as investment adviser to the Fund and that the nature, overall quality and extent of the management services were satisfactory and reliable.

2.	INVESTMENT PERFORMANCE

Because the Fund had not yet commenced operations and did not have its own performance history, the Trustees considered the performance of the TPM Fund, a fund advised by the Adviser that had identical investment objectives and techniques as the Fund. As part of its review, the Trustees reviewed a report prepared by an independent consulting firm, Morningstar Associates, LLC (“Morningstar”), which included comparisons of the performance of the Investor Class shares of the TPM Fund to certain funds determined by Morningstar to be comparable based on investment style (the “Morningstar Performance Peer Group”), to funds included in Morningstar’s Large Value category (the “Morningstar Category”), and to a benchmark index (the S&P 500 Index). The Trustees examined the performance of the TPM Fund for the one-year, three-year and five-year periods ended June 30, 2014 and noted that the TPM Fund ranked 9th out of 18 funds, 1st out of 15 funds and 2nd out of 12 funds, respectively, in the Morningstar Performance Peer Group. For the same periods, the TPM Fund ranked 52nd out of 93 funds, 1st out of 80 funds and 2nd out of 70 funds, respectively, in the Morningstar Category. The Trustees noted that the TPM Fund’s performance for the one-year period lagged the benchmark, while the TPM Fund’s performance for the three-year and five-year periods outperformed the benchmark.

The Trustees concluded that the performance obtained by the Adviser for the TPM Fund was satisfactory under current market conditions. Although past performance is not a guarantee or indication of future results, the Trustees determined that the Fund and its shareholders were likely to benefit from the Adviser’s continued management.

3.	COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY THE ADVISER

The Trustees considered the gross advisory fee rates to be charged by the Adviser for the Fund, as well as the effective advisory fee rate after taking into consideration the Fund’s expense limitation arrangements with the Adviser. The Trustees discussed Morningstar’s analysis which, as of June 30, 2014, showed the Fund’s net expenses fell within the fourth (worst) quartile and the advisory fees fell within the third quartile. The Trustees noted that while such fees and expenses were above the median of the Morningstar Performance Peer Group and the Morningstar Category, the long term performance of the similarly managed TPM Fund was good. Additionally, it was noted that the Adviser’s investment advisory fee was below what it charged separately managed accounts. The Trustees also noted that the expense limitation structure would be in effect for the Fund until March 31, 2016.

A Trustee noted that the Adviser became profitable in 2013 and discussed the profitability analysis reports and the Adviser’s Balance Sheets for the one-year periods ended December 31, 2012 and December 31, 2013.

The Trustees concluded that the Fund’s expenses and management fees paid to the Adviser were fair and reasonable in light of the comparative performance, expense

SMEAD VALUE FUND

Basis for Trustees’ Approval of Investment Advisory Agreement (Continued)

(Unaudited)

and advisory fee information. The Trustees further concluded that the Adviser’s profits in connection with the management of the Fund were not excessive and that the Adviser maintained adequate profit levels to support its services to the Funds.

4.	EXTENT OF ECONOMIES OF SCALE

The Trustees compared the TPM Fund’s expenses relative to its Morningstar Performance Peer Group and its Morningstar Category and discussed realized and potential economies of scale. The Trustees noted that although the Fund does not have advisory fee breakpoints, the Adviser has contractually agreed to limit the expenses of each share class of the Fund so that each share class does not exceed its operating expense limitation. The Trustees also noted that the Adviser would be subsidizing certain operations of the Trust and indicated that, in connection with any renewal of the investment advisory agreement, they would re-examine whether there should be breakpoints associated with the investment advisory fee. Therefore, the Trustees concluded that the current fee structure was reasonable and that any economies of scale were not a significant factor in their thinking at this time as the Fund had not become operational.

5.	BENEFITS REALIZED BY THE ADVISER

The Trustees considered the direct and indirect benefits that could be realized by the Adviser from its association with the Fund. The Trustees concluded that the benefits the Adviser may receive, such as greater name recognition, growth in separate account management services or increased ability to obtain research or brokerage services, appear to be reasonable, and in many cases may benefit the Fund through growth in assets.

CONCLUSIONS

The Trustees considered all of the foregoing factors. In considering the approval of the Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Fund’s surrounding circumstances. Based on this review, the Trustees, including a majority of the Independent Trustees, approved the Agreement as being in the best interests of the Fund and its shareholders.

SMEAD VALUE FUND

Notice of Privacy Policy & Practices

We collect non-public personal information about you from the following sources:

•	information we receive about you on applications or other forms;

•	information you give us orally; and

•	information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility. All shareholder records will be disposed of in accordance with applicable law. We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

SMEAD VALUE FUND

Additional Information

(Unaudited)

Tax Information

The Fund designated 100% of its ordinary income distribution for the year ended November 30, 2014, as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For the year ended November 30, 2014, 100% of dividends paid from net ordinary income qualified for the dividends received deduction available to corporate shareholders.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 877-807-4122.

Independent Trustees
Name and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Gregory A. Demopulos Age: 55	Trustee	Indefinite Term; Since September 2014	1	Chairman and Chief Financial Officer, Omeros Corp. (biopharmaceutical company) (since 1993).	Director, Onconome, Inc. (since 2002).

Peter M. Musser Age: 57	Trustee	Indefinite Term; Since September 2014	1	Principal, Angeline Properties, LLC (a private investment firm) (since 2014); and Principal and Senior Equity Portfolio Manager with Rainier Investment Management (from 1994 to 2013).	Trustee, Lawrence University (since 2012); Trustee, Berry College (since 2010); and Director, Boys and Girls Clubs of King County (since 2008).

Name and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Walter F. Walker Age: 59	Trustee	Indefinite Term; Since September 2014	1	Principal, Hana Road Capital LLC (hedge fund) (since 2007).	None.

Nancy A. Zevenbergen Age: 55	Trustee	Indefinite Term; Since September 2014	1	Founder and Chief Investment Officer, Zevenbergen Capital Investments LLC (since 1987).	Board member, Seattle Pacific Foundation (since 1993); Board member, Anduin Foundation (since 2010); and Board member, evenstar3 Inc. (since 2005).

Interested Trustees and Officers

William W. Smead(1) Age: 56	Trustee, Chairman, President and Chief Executive Officer	Indefinite Term; Since September 2014	1	Chief Investment Officer of the Adviser (since 2007).	None.

Cole W. Smead(1) Age: 30	Trustee, Treasurer, Principal Financial and Accounting Officer	Indefinite Term; Since September 2014	1	Managing Director at the Adviser (since 2007).	None.

Name and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Steven J. LeMire Age: 45	Chief Compliance Officer	Indefinite Term; Since September 2014	N/A	Chief Compliance Officer at the Adviser (since 2014); Relationship Manager with Viceroy Investment Advisors, LLC (from 2013 to 2014); Co-Founder and Managing Principal of HCL Advisors, LLC (from 2012 to 2013). Senior Manager and Director at UBS Global AM-Americas and served on the New York Board as Vice President and Assistant Treasurer (from 2007 to 2011).	N/A

Lisa Martin Age: 53	Secretary	Indefinite Term; Since September 2014	N/A	Chief Operating Officer/Chief Financial Officer (since 2007).	N/A

(1)	Mr. William Smead and Mr. Cole Smead are each deemed to be an “interested person” of the Fund under the 1940 Act because of their positions with Smead Capital Management, Inc., the Fund’s investment adviser.

A NOTE ON FORWARD LOOKING STATEMENTS (Unaudited)

Except for historical information contained in this report for the Fund, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These include any adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in the current Prospectus, other factors bearing on this report include the accuracy of the Adviser’s or portfolio managers’ forecasts and predictions, and the appropriateness of the investment programs designed by the adviser or portfolio managers to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Fund to differ materially as compared to benchmarks associated with the Fund.

ADDITIONAL INFORMATION (Unaudited)

The Fund has adopted proxy voting policies and procedures that delegate to the Adviser the authority to vote proxies. A description of the Fund’s proxy voting policies and procedures is available without charge, upon request, by calling the Fund toll free at 877-807-4122. A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available without charge, upon request, by calling, toll free, 877-807-4122, or by accessing the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Fund files the schedule of portfolio holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).

HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Fund reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 877-807-4122 to request individual copies of these documents. Once the Fund receives notice to stop householding, the Fund will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

SMEAD VALUE FUND

Investment Adviser	Smead Capital Management, Inc. 600 University Street, Suite 2412 Seattle, Washington 98101

Legal Counsel	Godfrey & Kahn, S.C. 780 North Water Street Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm	Cohen Fund Audit Services, Ltd. 1350 Euclid Avenue Suite 800 Cleveland, Ohio 44115

Custodian, Fund Accountant and Fund Administrator	State Street Bank and Trust Company One Lincoln Street Boston, Massachusetts 02111

Transfer Agent	Boston Financial Data Services, Inc. 2000 Crown Colony Drive Quincy, Massachusetts 02169

Distributor	ALPS Distributors, Inc. 1290 Broadway Suite 1100 Denver, Colorado 80203

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

(a)

As of November 30, 2014, the Registrant had adopted a code of ethics, as defined in Item 2(b) of Form N-CSR, that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (the “Code of Ethics”).

(c)	During the period covered by the report, the Registrant adopted a new Code of Ethics.

(d)	During the period covered by the report, the Registrant did not grant any waivers to the provisions of the Code of Ethics.

(f)	The Code of Ethics is included with this Form N-CSR as Exhibit 12(a)(1).

Item 3. Audit Committee Financial Expert.

(a)(1)	The Registrant’s Board of Trustees has determined that there is at least one member who qualifies as an “Audit Committee Financial Expert” serving on its Audit Committee.

(a)(2)	Mr. Walter F. Walker serves as the “Audit Committee Financial Expert” and is considered to be an “Independent Trustee” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

On November 21, 2014, the Registrant was the accounting and performance survivor in a reorganization with Smead Value Fund (the “Predecessor Fund”), a series of the Trust for Professional Managers. Fees paid for periods prior to November 21, 2014 were for services rendered to the Predecessor Fund.

Fiscal Year Ended	(a) Audit Fees	(b) Audit-Related Fees	(c)1 Tax Fees	(d) All Other Fees
November 30, 2014	$15,550	$ -	$3,500	$ -

November 30, 2013	$14,000	$ -	$2,500	$ -

1 The Tax Fees are the aggregate fees billed for professional services rendered by Cohen Fund Audit Services, Ltd. for the review of Form 1120-RIC, Form 8613, and review of excise tax distribution calculations.

(e)(1)

Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee pre-approves all audit and non-audit services to be performed by the Registrant’s accountant before the accountant is engaged by the Registrant to perform such services.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) and (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows: None.

(f)	Not applicable.

(g)	There were no non-audit fees billed by Registrant’s accountant for the Registrant’s fiscal years ended November 30, 2014 and November 30, 2013.

(h)	Not applicable.

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Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Included as part of the Reports to Shareholders under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-end Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

During the period ended November 30, 2014, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)

The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) are effective, as of a date within 90 days of the filing date of this Form N-CSR, based on the evaluation of these controls and procedures required by the Act and under the Securities Exchange Act of 1934.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	The Code of Ethics of the Registrant for the period covered by this report as required pursuant to Item 2 of this Form N-CSR is filed herewith.

(a)(2)	Certifications of the Registrant pursuant to Rule 30a-2(a) under the Act are filed herewith.

(a)(3)	Not Applicable.

(b)	Certifications of the Registrant pursuant to Rule 30a-2(b) under the Act are furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Smead Funds Trust

By:	/s/ William W. Smead
William W. Smead
Principal Executive Officer

Date:    February 5, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ William W. Smead
William W. Smead
Principal Executive Officer

Date: February 5, 2015

By:	/s/ Cole W. Smead
Cole W. Smead
Principal Financial Officer

Date: February 5, 2015